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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 18, 2003

               Date of Earliest Event Reported: November 18, 2003

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

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
           Delaware                         1-12091                             22-3436215
(State or other jurisdiction of                                    (I.R.S. Employer Identification Number)
 incorporation or organization)      (Commission File Number)

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                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code (410) 229-4400
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Item 9. Required FD Disclosure.

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

         Exhibit      Description
         -------      -----------
         99.1         Press Release issued November 18, 2003
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         On November 18, 2003, Millennium Chemicals issued the press release furnished as Exhibit 99.1 hereto. The foregoing press release shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: November 18, 2003                MILLENNIUM CHEMICALS INC.
                                        By:/C. William Carmean/
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary






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                                  EXHIBIT INDEX

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

              Exhibit      Description
              -------      -----------
              99.1         Press Release issued November 18, 2003

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